UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FIRST INTERSTATE BANCSYSTEM, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Shareholders To Be Held on Friday, March 5, 2010
     Pursuant to the U.S. Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the First Interstate BancSystem, Inc. Special Meeting of Shareholders are available on the Internet. All of the proxy materials available on the Internet have been enclosed in hard copy form with this notice.
     You may either review the enclosed proxy materials or you may follow the instructions below to view the proxy materials online. Your vote is important, and we encourage you to vote your shares by completing and returning the enclosed proxy card.
     The Special Meeting of Shareholders will be held on Friday, March 5, 2010, at 8:00 a.m., local time, at First Interstate Bank, Lower Level Conference Room, 401 North 31st Street, Billings, Montana 59101. At the special meeting, shareholders of record at the close of business on February 17, 2010 may vote to approve our Amended and Restated Articles of Incorporation, which will effect the following proposed amendments to our existing Restated Articles of Incorporation, or Existing Articles:
Proposal No. 1. To approve an amendment to our Existing Articles to recapitalize our common stock as follows: (i) redesignate our existing common stock as Class B common stock, with five votes per share, which upon transfer, except for certain permitted transfers, would automatically convert into shares of Class A common stock; (ii) increase the number of authorized shares of Class B common stock to 100,000,000 shares; and (iii) create a new class of common stock designated as Class A common stock, with one vote per share, consisting of 100,000,000 shares.
Proposal No. 2. To approve an amendment to our Existing Articles to effect a forward stock split ranging from 3:1 to 5:1 shares of Class B common stock.
Proposal No. 3. To approve an amendment to our Existing Articles to require the approval of the greater of (a) a majority of the voting power of the issued and outstanding shares of capital stock then entitled to vote on such transaction, voting together as a single class, and (b) 66 2/3% of the voting power of the shares of capital stock present in person or represented by proxy at a shareholder meeting called to consider such transaction, and entitled to vote thereon, voting together as a single class, to effect any change of control transaction.
Proposal No. 4. To approve an amendment to our Existing Articles, consistent with other public companies, to limit the personal liability of directors to the fullest extent permitted by Montana law.
Proposal No. 5. To approve an amendment to our Existing Articles to provide for indemnification of our directors and officers to the fullest extent permitted by Montana law.
The Board of Directors recommends that you vote FOR the five proposals.
     The Proxy Statement, Annual Report on Form 10-K and other proxy materials are available at: www.mimics.com/FirstInterstate. The following materials are available for you to review:

•	Notice of Special Meeting of Shareholders

•	Proxy Statement

•	Downloadable Proxy Card

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2009
     Please complete, sign, date and return the enclosed proxy card in the self-addressed, stamped return envelope.
     If you want to receive a paper copy of the proxy materials for future meetings, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below. To request a copy of the proxy materials for future meetings, you may (1) call 800-342-0633; (2) email Amy Anderson, Assistant Corporate Secretary, amy.anderson@fib.com; (3) fill in the form on our web site at www.mimics.com/FirstInterstate; or (4) request them in writing from our Stock Transfer Department, First Interstate BancSystem, Inc., 401 North 31st Street, Billings, Montana 59101.
     If you choose to attend the special meeting and vote in person at the meeting, you may call 800-342-0633 for directions to the meeting.
By Order of the Board of Directors,
/s/ Thomas W. Scott
Thomas W. Scott
Chairman of the Board of Directors
Billings, Montana
February 22, 2010

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Important Notice Regarding the Availability of Proxy Materials for the Special
Meeting of Shareholders To Be Held on Friday, March 5, 2010
(Savings and Profit Sharing Plan for Employees of
First Interstate BancSystem, Inc.)
     Pursuant to the U.S. Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the First Interstate BancSystem, Inc. (“FIBS”) Special Meeting of Shareholders are available on the Internet. First Interstate Bank Wealth Management, Trustee of the Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc (the “401(k) Plan”) is providing this notice to you as a participating member of the 401(k) Plan. All of the proxy materials available on the Internet have been enclosed in hard copy form with this notice.
     You may either review the enclosed proxy materials or you may follow the instructions below to view the proxy materials online. Your vote is important, and we encourage you to vote your shares by completing and returning the enclosed Direction and Authorization to Vote Shares of FIBS Stock (“Direction and Authorization Form”).
     The Special Meeting of Shareholders will be held on Friday, March 5, 2010, at 8:00 a.m., local time, at First Interstate Bank, Lower Level Conference Room, 401 North 31st Street, Billings, Montana 59101. At the special meeting, shareholders of record at the close of business on February 17, 2010 may vote to approve our Amended and Restated Articles of Incorporation, which will effect the following proposed amendments to our existing Restated Articles of Incorporation, or Existing Articles:
Proposal No. 1. To approve an amendment to our Existing Articles to recapitalize our common stock as follows: (i) redesignate our existing common stock as Class B common stock, with five votes per share, which upon transfer, except for certain permitted transfers, would automatically convert into shares of Class A common stock; (ii) increase the number of authorized shares of Class B common stock to 100,000,000 shares; and (iii) create a new class of common stock designated as Class A common stock, with one vote per share, consisting of 100,000,000 shares.

Proposal No. 2. To approve an amendment to our Existing Articles to effect a forward stock split ranging from 3:1 to 5:1 shares of Class B common stock.

Proposal No. 3. To approve an amendment to our Existing Articles to require the approval of the greater of (a) a majority of the voting power of the issued and outstanding shares of capital stock then entitled to vote on such transaction, voting together as a single class, and (b) 66 2/3% of the voting power of the shares of capital stock present in person or represented by proxy at a shareholder meeting called to consider such transaction, and entitled to vote thereon, voting together as a single class, to effect any change of control transaction.

Proposal No. 4. To approve an amendment to our Existing Articles, consistent with other public companies, to limit the personal liability of directors to the fullest extent permitted by Montana law.

Proposal No. 5. To approve an amendment to our Existing Articles to provide for indemnification of our directors and officers to the fullest extent permitted by Montana law.
The Board of Directors recommends that you vote FOR the five proposals.

     The Proxy Statement, Annual Report on Form 10-K and other proxy materials are available at: www.mimics.com/FirstInterstate. The following materials are available for you to review:
•	Notice of Special Meeting of Shareholders

•	Proxy Statement

•	Downloadable Direction and Authorization Form

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2009
     Please complete, sign, date and return the enclosed Direction and Authorization Form in the self-addressed, stamped return envelope.
     If you want to receive a paper copy of the proxy materials for future meetings, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below. To request a copy of the proxy materials for future meetings, you may (1) call 800-342-0633; (2) email Amy Anderson, Assistant Corporate Secretary, amy.anderson@fib.com; (3) fill in the form on our web site at www.mimics.com/FirstInterstate; or (4) request them in writing from our Stock Transfer Department, First Interstate BancSystem, Inc., 401 North 31st Street, Billings, Montana 59101.
     If you choose to attend the special meeting and vote in person at the meeting, you may call 800-342-0633 for directions to the meeting.
First Interstate Bank Wealth Management,
Trustee of the Savings and Profit Sharing Plan
for Employees of First Interstate BancSystem, Inc.
/s/ Chad Robinson
Chad Robinson
Vice President of First Interstate Bank Wealth
Management
Billings, Montana
February 22, 2010

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